UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2025

KARTOON STUDIOS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	001-37950 (Commission File Number)	20-4118216 (I.R.S. Employer Identification No.)

190 N. Canon Drive, 4th Fl., Beverly Hills, CA 90210

(Address of principal executive offices) (Zip Code)

(310) 273-4222

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TOON	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2025, the Board of Directors (the “Board”) of Kartoon Studios, Inc. (the “Company”) appointed Jeffrey Schlesinger to serve as a director of the Board of the Company, effective immediately. As of the date of this filing, the Board committees on which Mr. Schlesinger will serve have not been determined.

Jeffrey Schlesinger, 70, is the former President of Warner Bros. Worldwide Television Distribution, where he ran a division, spanning more than 220 territories and thousands of content partnerships. Jeff brings three decades of operational, strategic, financial, and sales expertise. Mr. Schlesinger graduated from the film school at New York University in 1977.

Mr. Schlesinger will receive the standard compensation available to the Company’s current non-employee directors.

There are no family relationships between Mr. Schlesinger and any of the Company’s directors or executive officers, nor does Mr. Schlesinger have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Other than as described above, there were no arrangements or understandings by which Mr. Schlesinger was appointed as a member of the Board.

Item 7.01. Regulation FD Disclosure.

On October 17, 2025, the Company issued a press release announcing the appointment of Mr. Schlesinger to the Board. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

he information in this Item 7.01 and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release issued by Kartoon Studios, Inc., dated October 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARTOON STUDIOS, INC.

Date: October 17, 2025	By:	/s/ Andy Heyward
	Name:	Andy Heyward
	Title:	Chief Executive Officer

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